OMB APPROVAL
OMB Number: 3235-0060 Expires: February 28, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2010 (December 23, 2010)

STRATECO RESOURCES INC
(Exact name of registrant as specified in its charter)

Québec, Canada	049942	N/A
State or other jurisdiction of incorporation	Commission File Number	(IRS Employer Identification No.)

1225 Gay-Lussac Street, Boucherville, Québec,	J4B 7KI
(Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code	(450) 641-0775

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

DOCUMENTS INCORPORATED BY REFERENCE

None

Item 3.02 -Unregistered Sales of Equity –All amounts are in Canadian dollars

A.           BROKERED PRIVATE PLACEMENT

Strateco Resources Inc. (the “Company”) completed a transaction on a bought deal basis, hereafter called “Brokered Private Placement” and closing took place on December 23, 2010 between the Company and Dundee Securities Corporation acting as Lead Underwriter for a syndicate of the following underwriters: Led by Dundee Securities Corporation and including National Bank Financial Inc., Macquarie Capital Markets Canada Ltd., Stonecap Securities Inc., Haywood Securities Inc., Laurentian Bank Securities Inc. and NCP Northland Capital Partners Inc., the “Underwriters”. The Brokered Private Placement was completed at arm’s length with investors.

The Company issued or made issuable the following securities in the Brokered Private Placement:

	Number of units	Common shares	Warrants	Subscription price
Common shares (1)	6,024,100	6,024,100	3,012,050	$5,000,003
Option over allotment (2)	3,615,000	3,615,000	1,807,500	$3,000,450
Flow through common shares (3)	N/A	5,263,200	N/A	$5,000,040
Total	9,639,100	14,902,300	4,819,550	$13,000,493

(1) At closing, in the Brokered private placement, the Underwriters purchased on a bought deal basis 6,024,100 units at the price of $0.83 per unit for gross proceeds of $5,000,003. Each unit consists of one common share and half of one share purchase warrant. Each whole warrant gives to the holder the right to purchase a common share at the price of $1.05 per share for a 24 month period following closing date or until December 23, 2012.

(2) At closing, the Underwriters exercised the over-allotment option to purchase on a bought deal basis 3,615,000 additional units upon the same terms and conditions for gross proceeds of $3,000,450.

(3) At closing of the Brokered Private placement the Underwriters purchased on a bought deal basis 5,263,200 flow-through common shares at the price of $0.95 per share for gross proceeds of $5,000,040. The flow-through proceeds will be used by the Company to incur eligible exploration expenses on its Matoush project including Matoush, Matoush Extension, Eclat and Pacific Bay-Matoush properties and also on the Mistassini property, all located in the Province of Quebec in Canada.

Pursuant to the underwriting agreement, the Underwriters were entitled to fees representing 5% of the gross proceeds in the aggregate amount of $13,000,493 and received Underwriters’ fees in the aggregate amount of $650,025.

In summary, the Company listed on the Toronto Stock Exchange (TSX) 14,902,300 common shares and reserved for eventual exercise of warrants comprised in the Units: 4,819,550 Common Shares. The common shares issued or to be issued in this Brokered Private Placement are subject to a resale restriction for a period of 4 months following closing date.

Brokered Private Placement exempted from registration under Securities Act

For the Brokered private placement closed on December 23, 2010, no form of general solicitation or general advertising, as such term is defined under the U.S. Securities Act (including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television or any seminar or meeting whose attendees had been invited by general solicitation or general advertising), was used by the Company or. to the best of its knowledge, any other person acting on behalf of the Company on, in respect of or in connection with the offer and sale of the common shares, in the United States or elsewhere or to citizens or residents of the United States or elsewhere.

Neither the Company nor any person authorized to act on its behalf has sold or offered for sale any common share or solicited any offers to buy any common shares in violation of Section 5 of the U.S. Securities Act or Canadian or other securities laws. The transactions were exempt from the registration requirements of the U.S. Securities Act and all other applicable securities laws, including Canadian securities laws. The transactions were exempt from the registration requirements of the U.S. Securities Act and all other applicable securities laws, including Canadian securities laws pursuant to sections 2.3 or 2.10 of Canadian National Instrument 45-106 entitled: Regulation 45-106 respecting prospectus and registration exemptions (“NI 45-106”) for each subscriber.

B)           NON-BROKERED PRIVATE PLACEMENT

The Company completed the transaction hereafter called “Non Brokered Private Placement” and closing took place on December 23, 2010 between the Company and two foreign investors, part of The Sentient Group, from a foreign country other than the United States of America or Canada.

The Sentient Group is an independent equity fund manager in the natural resource sector. The Sentient Group qualifies as an insider of the Company according to rules and regulations in the province of Québec, Canada.

Pursuant to subscription agreements dated January 27, 2010 related to a placement of $15M described in details in Form 10-K for the year ended December 31, 2009 at Part II, Item 5, pages 59 to 62, The Sentient Group maintained the right to participate in subsequent offerings of the Company in order to maintain its pro rata ownership in the share capital of the Company (in assuming that the convertible notes were converted in common shares).

In choosing to participate in a parallel private placement upon the same terms and conditions than the ones entered into by the Company in the Brokered Private Placement described above, The Sentient Group was entitled to purchase 1,800,000 units at the price of $0.83 per unit for gross proceeds of $1,494,000. Each unit consists of one common share and half of one share purchase warrant. Each whole warrant gives to the holder the right to purchase a common share at the price of $1.05 per share for a 24 month period following closing date or until December 23, 2012.

After closing on December 23, 2010, The Sentient Group held an aggregate number of 2,689,474 common shares, 1,344,737 warrants and 14,905 notes convertible into 15,689,474 common shares and 7,844,737 warrants accompanying the notes. Had  the convertible notes be fully converted immediately after closing on December 23, 2010, The Sentient Group would hold an interest of 18,378,948 common shares, or 11.95% of the total number of issued and outstanding shares; in the event that all the warrants were also exercised immediately after closing on December 23, 2010, The Sentient Group’s interest would increase to 25,768,422 common shares, or 15.12% of the Company’s total number of common shares issued and outstanding under these circumstances.

In summary for the Non-Brokered Private Placement, the Company listed on the Toronto Stock Exchange (TSX) 1,800,000 common shares and reserved for eventual exercise of warrants comprised in the Units: 900,000 common shares. The common shares issued or to be issued in this Non Brokered Private Placement are subject to a resale restriction for a period of 4 months following closing date.

Non Brokered Private Placement Exempted from registration pursuant to Securities Act

For the Non Brokered Private Placement closed on December 23, 2010, no form of general solicitation or general advertising, as such term is defined under the U.S. Securities Act (including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television or any seminar or meeting whose attendees had been invited by general solicitation or general advertising), was used by the Company or. to the best of its knowledge, any other person acting on behalf of the Company on, in respect of or in connection with the offer and sale of the common shares, in the United States or elsewhere or to citizens or residents of the United States or elsewhere.

Neither the Company nor any person authorized to act on its behalf has sold or offered for sale any common share or solicited any offers to buy any common shares in violation of Section 5 of the U.S. Securities Act or Canadian or other securities laws. The transactions were exempt from the registration requirements of the U.S. Securities Act and all other applicable securities laws, including Canadian securities laws. The transactions were exempt from the registration requirements of the U.S. Securities Act and all other applicable securities laws, including Canadian securities laws pursuant to sections 2.3 or 2.10 of Canadian National Instrument 45-106 entitled: Regulation 45-106 respecting prospectus and registration exemptions (“NI 45-106”) for each subscriber.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATECO RESOURCES INC.

 (Registrant)

Date: December 28, 2010

// (signed) Jean-Pierre Lachance
________________________________
Jean-Pierre Lachance, Exploration & Executive Vice President